EXECUTION VERSION AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT, dated as of April 29, 2020 (this “Amendment”), which amends that certain Third Amended and Restated Revolving Credit Agreement, dated as of May 15, 2019 (as in effect prior to this Amendment, the “Existing Credit Agreement”) by and among TECH DATA CORPORATION, a Florida corporation (the “Company”), certain subsidiaries of the Company party thereto (together with the Company, the “Borrowers”, each a “Borrower”), the lenders party thereto from time to time (the “Lenders”), BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”), swing line lender and a letter of credit issuer, and the other agents and parties thereto. W I T N E S S E T H : WHEREAS, the parties hereto now desire to amend the Existing Credit Agreement to (i) permit certain transactions in connection with the Restructuring Transactions (as defined below) and (ii) make certain other modifications. WHEREAS, the Loan Parties request the consent of the Required Lenders and the acknowledgment of the Administrative Agent to the following transactions as described to the Administrative Agent and the Required Lenders in writing prior to the date hereof (collectively, the “Restructuring Transactions”) in connection with tax planning and tax reorganization: (i) transfers by the Company and/or other Loan Parties of certain equity interests and intercompany indebtedness, (ii) the issuance by the Company and/or its direct or indirect wholly-owned Subsidiaries of certain intercompany indebtedness, (iii) the making of Investments by the Company and/or its direct or indirect wholly-owned Subsidiaries in the form of loans and capital contributions in Foreign Subsidiaries and (iv) related transactions. THEREFORE, the parties hereto, constituting each Borrower, the Administrative Agent and the Required Lenders, agree as follows: SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Amended Credit Agreement has the meaning assigned to such term in the Amended Credit Agreement. Each reference in the Existing Credit Agreement to “this Agreement”, “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference, and each reference in any other Loan Document to “the Credit Agreement”, “thereof”, “thereunder”, “therein” or “thereby” or any other similar reference to the Existing Credit Agreement shall, from the Amendment No. 1 Effective Date, refer to the Existing Credit Agreement as amended by this Amendment (the “Amended Credit Agreement”). For the avoidance of doubt, this Amendment shall constitute a “Loan Document” for all purposes under the Amended Credit Agreement and the other Loan Documents. SECTION 2. Amendments. Effective as of the Amendment No. 1 Effective Date (as defined below): [AM_ACTIVE 402042001_3] #93144415v5

(a) Section 1.01 of the Existing Credit Agreement is hereby amended to add the following defined terms in appropriate alphabetical order: “Amendment No. 1” means Amendment No. 1 to Third Amended and Restated Revolving Credit Agreement, dated as of April 29, 2020. “Restructuring Transactions” has the meaning assigned to such term in Amendment No. 1. (b) Section 8.02 of the Existing Credit Agreement is hereby amended to (i) delete the word “and” appearing as the last word in Section 8.02(l), (ii) replace the period appearing at the end of Section 8.02(m) with “; and” and (iii) add the following clause (n) to the end of such Section 8.02: (n) the Borrowers and any direct or indirect wholly-owned Subsidiary may consummate the Restructuring Transactions. (c) Section 8.05 of the Existing Credit Agreement is hereby amended to (i) delete the word “and” appearing as the last word in Section 8.05(f), (ii) replace the semicolon appearing at the end of Section 8.05(g) with “; and” and (iii) add the following clause (h) immediately after clause (g) in such Section 8.05: (h) the Borrowers and any direct or indirect wholly-owned Subsidiary may consummate the Restructuring Transactions. SECTION 3. Consent to Restructuring Transactions. At the request of the Loan Parties, and subject to the terms and conditions set forth herein, the Administrative Agent and Lenders constituting the Required Lenders hereby waive the application of any provision of the Amended Credit Agreement and any of the other Loan Documents which would otherwise restrict the Restructuring Transactions or require the utilization of a dollar based “basket” in the Existing Credit Agreement, and the Administrative Agent and each Lender party hereto hereby expressly consents to the consummation of the Restructuring Transactions and the Restructuring Transactions (including any Restructuring Transactions that have occurred on or prior to the Amendment No. 1 Effective Date) shall be permitted without requiring the utilization of any dollar based “basket” in the Amended Credit Agreement. The foregoing consents and waivers in this Section 3 are solely with respect to the Restructuring Transactions, and shall not be deemed to be a consent to or waiver of, or an obligation or agreement to consent or waive, any other provisions of the Amended Credit Agreement in respect of any other transactions at any time proposed by any Loan Party. SECTION 4. Representations of each Borrower. By its execution of this Amendment, each Borrower hereby represents and warrants that (a) it has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform any obligations under this Amendment (including, without limitation, to reaffirm its 2 [AM_ACTIVE 402042001_3] #93144415v5 obligations under the Existing Credit Agreement as amended hereby) and (b) this Amendment has been duly executed and delivered by such Borrower, and this Amendment, and the Existing Credit Agreement as amended hereby, constitutes a legal, valid and binding obligation thereof, enforceable against such Borrower in accordance with its terms. SECTION 5. Effectiveness of Amendments. This Amendment shall become effective on the date hereof upon receipt by the Administrative Agent of a signed counterpart of this Amendment from each of (x) each Borrower, (y) the Required Lenders and (z) the Administrative Agent (such date, the “Amendment No. 1 Effective Date”). SECTION 6. Certain Consequences Of Effectiveness. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, any Subsidiary Guarantor or any other party under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents. (b) Except as expressly set forth herein, nothing herein shall be deemed to entitle any Borrower or any Subsidiary Guarantor to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or Amended Credit Agreement on any future occasion. (c) By signing this Amendment, each Borrower hereby acknowledges and reaffirms, as of the date hereof, that (i) the obligations of each of the Loan Parties under the Amended Credit Agreement and the other Loan Documents (as amended hereby) constitute Obligations and are entitled to the benefit of the guarantees set forth in the Facility Guaranty and the benefits set forth in each Loan Document and (ii) the Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects. SECTION 7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York. SECTION 8. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery by electronic means (including facsimile or “pdf”) of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart hereof. [Remainder of Page Intentionally Empty] 3 [AM_ACTIVE 402042001_3] #93144415v5

Acknowledged and agreed: BANK OF AMERICA, N.A., as Administrative Agent By: Name: Felicia Brinson Title: Assistant Vice President [Amendment No. 1 to Third Amended and Restated Revolving Credit Agreement]

BANK OF AMERICA, N.A., as a Lender By: Name: Amanuel Assefa Title: Vice President [Amendment No. 1 to Third Amended and Restated Revolving Credit Agreement]

The Toronto-Dominion Bank, New York Branch, as a Lender By: Name: Brian MacFarlane Title: Authorized Signatory [Amendment No. 1 to Third Amended and Restated Revolving Credit Agreement]

CITIBANK, N.A., as a Lender By: Name: Title: [Amendment No. 1 to Third Amended and Restated Revolving Credit Agreement]

MUFG BANK, LTD., as a Lender By: Name: Lillian Kim Title: Director [Amendment No. 1 to Third Amended and Restated Revolving Credit Agreement]

JPMORGAN CHASE BANK N.A., as a Lender By: Name: Caitlin Stewart Title: Executive Director [Amendment No. 1 to Third Amended and Restated Revolving Credit Agreement]

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BNP PARIBAS, as a Lender By: Name: Barbara Nash Title: Managing Director By: Name: Chief Marbumrung Title: Vice President [Amendment No. 1 to Third Amended and Restated Revolving Credit Agreement]

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         Societe Generale, as a Lender By: Name: John Hogan Title: Director

BANCO SANTANDER, S.A., NEW YORK BRANCH, as a Lender By: Name: Pablo Urgoiti Title: Managing Director By: Name:me: Rita Walz-CuccioliWalz-CuC ccioli Title: Executive Director [Amendment No. 1 to Third Amended and Restated Revolving Credit Agreement]